Exhibit 10.16

SUBSCRIPTION AGREEMENT

[●], 2025

EUROEV Holdings Limited

Coastal Building, Wickham’s Cay II, P. O. Box 2221
Road Town, Tortola, British Virgin Islands

Attn: Yanmin Zhang

Aiways Automobile Europe GmbH

Tölzer Straße 30, Gebäude 6419, 81379

Munich, Germany

Attn: Alexander Klose-Mozer, CEO

Hudson Acquisition I Corp.

19 West 44th Street, Suite 1001

New York, New York 10036, U.S.A.

Attn: Warren Wang, Chief Executive Officer

Ladies and Gentlemen:

In connection with the proposed business combination (the “Transaction”) among (i) Hudson Acquisition I Corp., a Delaware corporation (together with its successors, “HUDA”), (ii) Aiways Automobile Europe GmbH, a German limited liability company (“Aiways Europe”), and (iii) EUROEV Holdings Limited, a British Virgin Islands business company (“Pubco”), pursuant to and in accordance with that certain Business Combination Agreement, dated as of November 22, 2024 (as amended on March 25, 2025, and as it may be amended, restated and/or supplemented from time to time in accordance with its terms, the “BCA”), by and among HUDA, Pubco, Aiways Merger Sub, Inc., a Delaware corporation and a wholly owned subsidiary of Pubco (“Merger Sub”), Aiways Europe and Aiways Tech Limited, a Hong Kong company (the “Signing Seller” and, together with each of the other holders of Aiways Europe’s shares that thereafter become a party thereto, the “Sellers”), Pubco is seeking commitments to purchase ordinary shares, par value $0.0001 per share, of Pubco (“Pubco Ordinary Shares”), for a purchase price of $5.00 per share (the “Purchase Price”), in a private placement to be conducted by Pubco (the “Offering”). Pursuant to the BCA, upon the consummation of the transactions contemplated by the BCA (the “BCA Closing”), among other matters, (a) Pubco will acquire all of the shares of Aiways Europe held by the Sellers in exchange for Pubco Ordinary Shares and Aiways Europe shall become a subsidiary of Pubco and the Sellers shall become shareholders of Pubco (the “Share Exchange”), and immediately thereafter (b) Merger Sub will merge with and into HUDA, with HUDA continuing as the surviving entity (the “Merger” and, together with the Share Exchange and the other transactions contemplated by the BCA, the “Transactions”), and as a result of which, (i) HUDA will become a wholly-owned subsidiary of Pubco, (ii) each issued and outstanding security of HUDA immediately prior to the effective time of the Merger will no longer be outstanding and will automatically be cancelled, in exchange for the right of the holder thereof to receive a substantially equivalent security of Pubco, and (iii) Pubco will become a publicly-traded company, in each case, all upon the terms and subject to the conditions set forth in the BCA and in accordance with the provisions of applicable law. In connection with the Transactions, and in consideration of the agreements set forth herein, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the undersigned subscriber (“Subscriber”), HUDA, Aiways Europe and Pubco agree in this subscription agreement (this “Subscription Agreement”) as follows:

1. Subscription. Subscriber hereby irrevocably subscribes for and agrees to purchase from Pubco, and Pubco agrees to issue and sell to Subscriber, such number of Pubco Ordinary Shares as is set forth on the signature page of this Subscription Agreement (the “Shares”) at the Purchase Price per Share and on the terms provided for herein.

2. Closing; Delivery of Shares.

(a) The closing of the sale of Shares contemplated hereby (the “Closing”, and the date on which the Closing actually occurs, the “Closing Date”) is contingent upon the substantially concurrent consummation of the BCA Closing. The Closing shall occur on the date of, and simultaneously with, the BCA Closing.

(b) Promptly after the Closing, Pubco shall deliver (or cause the delivery of) the Shares to Subscriber in book-entry form with restrictive legends for the number of Shares as set forth on the signature page to Subscriber as indicated on the signature page.

(c) Simultaneously with the execution and delivery of this Subscription Agreement, Subscriber shall deliver to Pubco, Aiways Europe and HUDA a duly completed and executed U.S. Internal Revenue Service Form W-9 or appropriate Form W-8.

3. Closing Conditions. In addition to the condition set forth in Section 2(a) above:

(a) The Closing is subject to the satisfaction or valid waiver by each of Pubco and Subscriber of the conditions that, on the Closing Date:

(i) no suspension of the qualification of the Shares for offering or sale or trading in any jurisdiction, or initiation or threatening of any proceedings for any of such purposes, shall have occurred and be continuing;

(ii) no governmental authority of competent jurisdiction with respect to the sale of the Shares shall have enacted, rendered, issued, promulgated, enforced or entered any judgment, order, law, rule or regulation (whether temporary, preliminary or permanent) which is then in effect and has the effect of making consummation of the transactions contemplated hereby illegal or otherwise restraining or prohibiting consummation of the transactions contemplated hereby; and

(iii) all material conditions precedent to the BCA Closing set forth in the BCA shall have been satisfied (as determined in good faith by the parties to the BCA) or waived by the parties thereto in accordance with the requirements of the BCA (other than those conditions which, by their nature, are to be satisfied at the BCA Closing).

(b) The obligations of Pubco to consummate the Closing are also subject to the satisfaction or valid waiver by Pubco of the additional conditions that, on the Closing Date:

(i) all representations and warranties of Subscriber contained in this Subscription Agreement shall be true and correct in all material respects (other than representations and warranties that are qualified as to materiality, which representations and warranties shall be true and correct in all respects) at and as of the Closing Date (except for representations and warranties made as of a specific date, which shall be true and correct in all material respects (other than representations and warranties that are qualified as to materiality, which representations and warranties shall be true and correct in all respects) as of such date), and consummation of the Closing, shall constitute a reaffirmation by Subscriber of each of the representations, warranties and agreements of Subscriber contained in this Subscription Agreement as of the Closing Date; and

(ii) Subscriber shall have performed, satisfied and complied in all material respects with all covenants, agreements and conditions required by this Subscription Agreement to be performed, satisfied or complied with by it at or prior to Closing.

(c) The obligations of Subscriber to consummate the Closing are also subject to the satisfaction or valid waiver by Subscriber of the additional conditions that, on the Closing Date:

(i) all representations and warranties of Pubco and HUDA contained in this Subscription Agreement shall be true and correct in all material respects (other than representations and warranties that are qualified as to materiality or Material Adverse Effect (as defined below), which representations and warranties shall be true and correct in all respects) at and as of the Closing Date (except for representations and warranties made as of a specific date, which shall be true and correct in all material respects (other than representations and warranties that are qualified as to materiality or Material Adverse Effect, which representations and warranties shall be true and correct in all respects) as of such date), and consummation of the Closing, shall constitute a reaffirmation by Pubco and HUDA of each of the representations, warranties and agreements of such party contained in this Subscription Agreement as of the Closing Date;

(ii) each of Pubco and HUDA shall have performed, satisfied and complied in all material respects with all covenants, agreements and conditions required by this Subscription Agreement to be performed, satisfied or complied with by it at or prior to Closing; and

(iii) the Shares shall have been approved for listing on the Nasdaq Capital Market or Nasdaq Global Market (or, at the election of Pubco, the New York Stock Exchange) (such applicable stock exchange, the “Stock Exchange”), subject to official notice of issuance.

4. Lock-Up.

(a) Subscriber hereby agrees that, during the period commencing on the Closing Date and ending on the date that is six (6) months thereafter (the “Lock-Up Period”), without the prior written consent of Pubco, Subscriber shall not, directly or indirectly: (i) sell, offer to sell, contract to sell, lend, pledge, hypothecate, encumber, grant any option to purchase, donate, assign or otherwise transfer or dispose of or agree to transfer or dispose of any Shares, or establish or increase any put option or call option to unwind or reduce (as defined under Section 16 of the Exchange Act) with respect to any of the Shares; (ii) enter into any swap or other arrangement that transfers to another, in whole or in part, any of the economic consequences of ownership of any of the Shares, whether any such transaction is to be settled by delivery of Shares, cash or other consideration; or (iii) publicly announce any intention to effect any transaction specified in clause (i) or (ii) above (each of the foregoing, a “Restricted Transfer”); provided, that at any time subsequent to the Closing Date, the Lock-Up Period shall end on the date on which Pubco completes a liquidation, merger, capital stock exchange, reorganization, bankruptcy or other similar transaction that results in all of the outstanding Pubco Ordinary Shares being converted into cash, securities or other property.

(b) Notwithstanding the foregoing, a Restricted Transfer will not (i) include the transfer of any or all of the Shares owned Subscriber to (A) any affiliate of Subscriber or (B) if Subscriber is an entity, as a distribution to limited partners, shareholders, members of, or owners of similar equity interests in Subscriber by virtue of the laws of the jurisdiction of Subscriber’s organization and Subscriber’s organizational documents upon the liquidation and dissolution of Subscriber; provided, however, that it shall be a condition to any such transfer described in clauses (A) or (B) that the transferee executes and delivers to Pubco an agreement in form and substance reasonably acceptable to Pubco stating that the transferee is receiving and holding such Shares subject to the provisions of this Subscription Agreement applicable to Subscriber, and there shall be no further actual or attempted transfer or other Restricted Transfer of such Shares except in accordance with this Subscription Agreement; or (ii) prohibit the registration of the Shares during the Lock-Up Period pursuant to the Registration Statement in accordance with Section 8, so long as there is no actual or attempted transfer or other Restricted Transfer of such Shares during the Lock-Up Period.

(c) Subscriber further agrees to execute such agreements as may be reasonably requested by Subscriber that are consistent with the foregoing or that are necessary to give further effect thereto. If any Restricted Transfer is made or attempted contrary to the provisions of this Subscription Agreement, such purported Restricted Transfer shall be null and void ab initio, and Pubco shall refuse to recognize any such purported transferee of any of the Shares as one of its equity holders for any purpose. To ensure compliance with the restrictions set forth in this Section 4, Subscriber hereby instructs and requires Pubco to, during the Lock-Up Period, make appropriate notations or impose equivalent restrictions on the book-entry positions representing the Shares, and to refuse to register any attempted transfer of Shares that would violate the provisions of this Section 4.

5. Pubco Representations and Warranties. Pubco represents and warrants to Subscriber that:

(a) Pubco is an exempted company duly organized, validly existing and in good standing under the laws of the British Virgin Islands. Pubco has the corporate power and authority to own, lease and operate its properties and conduct its business as presently conducted and to enter into, deliver and perform its obligations under this Subscription Agreement. All corporate action required to be taken by Pubco’s board of directors and shareholders in order to authorize Pubco to enter into this Subscription Agreement and to perform its obligations hereunder have been taken by Pubco’s board of directors and shareholders. This Subscription Agreement has been duly authorized, executed and delivered by Pubco and is enforceable against Pubco in accordance with its terms, except as may be limited or otherwise affected by (i) bankruptcy, insolvency, fraudulent conveyance, reorganization, moratorium or other laws relating to or affecting the rights of creditors generally, and (ii) principles of equity, whether considered at law or equity.

(b) The Shares have been duly authorized and, when issued and delivered to Subscriber against full payment therefor in accordance with the terms of this Subscription Agreement, the Shares will be free and clear of any liens or other restrictions whatsoever (other than any liens or restrictions created by Subscriber or imposed by applicable securities laws) in accordance with the terms of this Subscription Agreement, and will be validly issued, fully paid and non-assessable and will not have been issued in violation of or subject to any preemptive or similar rights created under Pubco’s organizational documents as in effect at the time of issuance or applicable law.

(c) Assuming the accuracy of Subscriber’s representations and warranties set forth in Section 7, in connection with the offer, sale and delivery of the Shares in the manner contemplated by this Subscription Agreement, it is not necessary to register the Shares under the Securities Act of 1933, as amended (the “Securities Act”). The Shares (i) were not offered to Subscriber by any form of general solicitation or general advertising, including methods described in Section 502(c) of Regulation D under the Securities Act and (ii) are not being offered in a manner involving a public offering under, or in a distribution in violation of, the Securities Act, or any state securities laws.

(d) Assuming the accuracy of Subscriber’s representations and warranties in Section 7, the execution, delivery and performance of this Subscription Agreement and the consummation by Pubco of the transactions that are the subject of this Subscription Agreement in compliance herewith will be done in accordance with the rules of the Stock Exchange and none of the foregoing will result in (i) a material breach or material violation of any of the terms or provisions of, or constitute a material default under, or result in the creation or imposition of any lien, charge or encumbrance upon any of the property or assets of Pubco or any of its subsidiaries pursuant to the terms of any indenture, mortgage, deed of trust, loan agreement, license, lease or any other agreement or instrument to which Pubco or any of its subsidiaries is a party or by which Pubco or any of its subsidiaries is bound or to which any of the property or assets of Pubco is subject; (ii) any violation of the provisions of the organizational documents of Pubco; or (iii) any violation of any statute or any judgment, order, rule or regulation of any court or governmental agency or body, domestic or foreign, having jurisdiction over Pubco or any of its properties, in any case of clauses (i) through (iii), that, individually or in the aggregate, would or would reasonably be expected to have a Material Adverse Effect on Pubco. For purposes of this Subscription Agreement, a “Material Adverse Effect” with respect to any person means a material adverse effect on (i) the business, properties, financial condition, shareholders’ equity or results of operations of such person or (ii) its ability to perform in all material respects its obligations under the terms of this Subscription Agreement.

(e) Pubco has not entered into any agreement or arrangement entitling any agent, broker, investment banker, financial advisor or other person to any broker’s or finder’s fee or any other commission or similar fee in connection with the transactions contemplated by this Subscription Agreement for which Subscriber could become liable. Pubco is not aware of any person that has been or will be paid (directly or indirectly) remuneration for solicitation of purchasers in connection with the sale of any Pubco Ordinary Shares in the Offering.

(f) Pubco is not, and immediately after receipt of payment for the Shares, will not be, an “investment company” within the meaning of the Investment Company Act of 1940, as amended.

(g) Except for such matters as have not had and would not be reasonably expected to have, individually or in the aggregate, a Material Adverse Effect on Pubco, as of the date hereof, there is no (i) action, suit, claim or other proceeding by or before any governmental or other regulatory or self-regulatory agency, entity or body with authority or jurisdiction over Pubco, pending, or, to the knowledge of Pubco, threatened in writing against Pubco, or (ii) judgment, decree, injunction, ruling or order of any governmental entity or arbitrator outstanding against Pubco.

(h) Pubco is not required to obtain any consent, waiver, authorization or order of, give any notice to, or make any filing or registration with, any court or other federal, state, local or other governmental authority, self-regulatory organization or other person in connection with the execution, delivery and performance of this Subscription Agreement, including the issuance of the Shares (other than (i) filings with the U.S. Securities and Exchange Commission (the “SEC”), (ii) filings required by applicable state securities laws, (iii) the filings required in accordance with Section 8, (iv) consents required for the consummation of the Transactions as contemplated by the BCA, (v) those required by the Stock Exchange, (vi) filings pursuant to applicable antitrust laws, and (vii) consents or other approvals, waivers or authorizations required for the consummation of the transactions contemplated by this Subscription Agreement that Pubco reasonably expects to receive on or prior to the Closing), in each case the failure of which to obtain would not be reasonably be expected to have, individually or in the aggregate, a Material Adverse Effect on Pubco.

6. HUDA Representations and Warranties. HUDA represents and warrants to Subscriber that:

(a) HUDA is a corporation duly incorporated, validly existing and in good standing under the laws of the State of Delaware. HUDA has the corporate power and authority to own, lease and operate its properties and conduct its business as presently conducted and to enter into, deliver and perform its obligations under this Subscription Agreement. All corporate action required to be taken by HUDA’s board of directors in order to authorize HUDA to enter into this Subscription Agreement and perform its obligations hereunder have been taken by HUDA’s board of directors. This Subscription Agreement has been duly authorized, executed and delivered by HUDA and is enforceable against HUDA in accordance with its terms, except as may be limited or otherwise affected by (i) bankruptcy, insolvency, fraudulent conveyance, reorganization, moratorium or other laws relating to or affecting the rights of creditors generally, and (ii) principles of equity, whether considered at law or equity.

(b) Assuming the accuracy of Subscriber’s representations and warranties in Section 7, the execution, delivery and performance of this Subscription Agreement and the consummation by HUDA of the transactions that are the subject of this Subscription Agreement in compliance herewith will be done in accordance with the rules of the Stock Exchange and none of the foregoing will result in (i) a material breach or material violation of any of the terms or provisions of, or constitute a material default under, or result in the creation or imposition of any lien, charge or encumbrance upon any of the property or assets of HUDA or any of its subsidiaries pursuant to the terms of any indenture, mortgage, deed of trust, loan agreement, license, lease or any other agreement or instrument to which HUDA or any of its subsidiaries is a party or by which HUDA or any of its subsidiaries is bound or to which any of the property or assets of HUDA is subject, which would have a Material Adverse Effect on HUDA or materially affect the validity of the Shares or the legal authority or ability of HUDA to perform in all material respects its obligations under this Subscription Agreement; (ii) any violation of the provisions of the organizational documents of HUDA; or (iii) any violation of any statute or any judgment, order, rule or regulation of any court or governmental agency or body, domestic or foreign, having jurisdiction over HUDA or any of its properties, in any case of clauses (i) through (iii) that, individually or in the aggregate, would or would reasonably be expected to have a Material Adverse Effect on HUDA.

(c) HUDA has not entered into any agreement or arrangement entitling any agent, broker, investment banker, financial advisor or other person to any broker’s or finder’s fee or any other commission or similar fee in connection with the transactions contemplated by this Subscription Agreement for which Subscriber could become liable (it being understood that Subscriber will effectively bear its pro rata share of any such expense indirectly as a result of its investment in Pubco). HUDA is not aware of any person that has been or will be paid (directly or indirectly) remuneration for solicitation of purchasers in connection with the sale of any Pubco Ordinary Shares in the Offering.

(d) As of the date hereof, HUDA has filed all reports required to be filed by it under the Securities Exchange Act of 1934, as amended (the “Exchange Act”), including pursuant to Section 13(a) or 15(d) thereof, since its initial public offering (the “IPO”) (such reports, together with any materials filed or furnished thereafter by HUDA under the Exchange Act, whether or not any such reports were required, the “SEC Reports”). As of their respective dates (or, if amended or superseded by a filing prior to the Closing Date, then on the date of such filing), the SEC Reports filed by HUDA complied in all material respects with the requirements of the Securities Act and the Exchange Act and the rules and regulations of the SEC promulgated thereunder, and none of the SEC Reports, when filed (or, if amended or superseded by a filing prior to the Closing Date, then on the date of such filing) by HUDA, contained any untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading. The financial statements of HUDA included in the SEC Reports comply in all material respects with applicable accounting requirements and the rules and regulations of the SEC with respect thereto as in effect at the time of filing (or, if amended or superseded by a filing prior to the Closing Date, then on the date of such filing). Such financial statements (excluding, for the avoidance of doubt, any pro forma financial statements which include the financial information of Aiways Europe) have been prepared in accordance with U.S. generally accepted accounting principles applied on a consistent basis during the periods involved (“GAAP”), except as may be otherwise specified in such financial statements, the notes thereto and except that unaudited financial statements may not contain all footnotes required by GAAP or may be condensed or summary statements, and fairly present in all material respects the consolidated financial position of HUDA and its consolidated subsidiaries as of and for the dates thereof and the results of operations and cash flows for the periods then ended, subject, in the case of unaudited statements, to normal, year-end audit adjustments.

(e) Except for such matters as have not had and would not be reasonably expected to have, individually or in the aggregate, a Material Adverse Effect on HUDA, as of the date hereof, there is no (i) action, suit, claim or other proceeding by or before any governmental or other regulatory or self-regulatory agency, entity or body with authority or jurisdiction over HUDA pending, or, to the knowledge of HUDA, threatened in writing against HUDA, or (ii) judgment, decree, injunction, ruling or order of any governmental entity or arbitrator outstanding against HUDA.

(f) HUDA is not required to obtain any consent, waiver, authorization or order of, give any notice to, or make any filing or registration with, any court or other federal, state, local or other governmental authority, self-regulatory organization or other person in connection with the execution, delivery and performance of this Subscription Agreement (other than (i) filings with the SEC, (ii) filings required by applicable state securities laws, (iii) consents required for the consummation of the Transactions as contemplated by the BCA, (v) those required by the Stock Exchange, (vi) filings pursuant to applicable antitrust laws, and (vii) consents or other approvals, waivers or authorizations required for the consummation of the transactions contemplated by this Subscription Agreement that HUDA reasonably expects to receive on or prior to the Closing), in each case the failure of which to obtain would not be reasonably be expected to have, individually or in the aggregate, a Material Adverse Effect on HUDA.

7. Subscriber Representations, Warranties and Covenants. Subscriber represents and warrants to Pubco and HUDA as follows, and makes the following covenants:

(a) Subscriber is either a U.S. investor or non-U.S. investor as set forth under its name on the signature page hereto, and accordingly represents the applicable additional matters under clause (i) or (ii) below:

(i) Applicable to U.S. investors: At the time Subscriber was offered the Shares, it was, and as of the date hereof, Subscriber is (x) a “qualified institutional buyer” (within the meaning of Rule 144A under the Securities Act) or an “accredited investor” (within the meaning of Rule 501(a) of Regulation D under the Securities Act) as indicated in the questionnaire attached as Exhibit A hereto, and (y) is acquiring the Shares only for its own account and not for the account of others, and not on behalf of any other account or person or with a view to, or for offer or sale in connection with, any distribution thereof in violation of the Securities Act. Subscriber is not an entity formed for the specific purpose of acquiring the Shares.

(ii) Applicable to non-U.S. investors: Subscriber understands that the sale of the Shares is made pursuant to and in reliance upon Regulation S promulgated under the Securities Act (“Regulation S”). Subscriber is not a U.S. Person (as defined in Regulation S), it is acquiring the Shares in an offshore transaction in reliance on Regulation S, and it has received all the information that it considers necessary and appropriate to decide whether to acquire the Shares hereunder outside of the United States. Subscriber is not relying on any statements or representations made in connection with the transactions contemplated hereby other than the representations contained in this Subscription Agreement. Subscriber understands and agrees that Securities sold pursuant to Regulation S may be subject to restrictions thereunder, including compliance with the distribution compliance period provisions therein.

(b) Subscriber understands that the Shares are being offered in a transaction not involving any public offering within the meaning of the Securities Act and that the Shares delivered at the Closing will not have been registered under the Securities Act. Subscriber understands that the Shares may not be resold, transferred, pledged or otherwise disposed of by Subscriber absent an effective registration statement under the Securities Act except (i) to Pubco or a subsidiary thereof, (ii) to non-U.S. persons pursuant to offers and sales that occur outside the United States within the meaning of Regulation S under the Securities Act or (iii) pursuant to another applicable exemption from the registration requirements of the Securities Act, and in each of cases (i) and (iii) in accordance with any applicable securities laws of the states and other jurisdictions of the United States, and that any certificates (if any) or any book-entry shares representing the Shares delivered at the Closing shall contain a legend or restrictive notation to such effect. Subscriber acknowledges that the Shares will not immediately be eligible for resale pursuant to Rule 144A promulgated under the Securities Act. Subscriber understands and agrees that the Shares, until registered under an effective registration statement, will be subject to transfer restrictions and, as a result of these transfer restrictions, Subscriber may not be able to readily resell the Shares and may be required to bear the financial risk of an investment in the Shares for an indefinite period of time. Subscriber understands that it has been advised to consult legal counsel prior to making any offer, resale, pledge or transfer of any of the Shares.

(c) Subscriber understands and agrees that Subscriber is purchasing Shares directly from Pubco. Subscriber further acknowledges that, other than those representations, warranties, covenants and agreements of Pubco and HUDA included in this Subscription Agreement, there have been no representations, warranties, covenants and agreements made to Subscriber by Pubco, HUDA or Aiways Europe or any of their respective Representatives, expressly or by implication. For purposes of this Subscription Agreement, “Representatives” with respect to any person shall mean such person’s affiliates and its and its affiliate’s respective directors, officers, employees, consultants, advisors, agents and other representatives. Except for the representations, warranties and agreements of Pubco and HUDA expressly set forth in this Subscription Agreement, Subscriber is relying exclusively on its own sources of information, investment analysis and due diligence (including professional advice it deems appropriate) with respect to the Transactions, the Shares and the business, condition (financial and otherwise), management, operations, properties and prospects of Pubco, HUDA and Aiways Europe, including all business, legal, regulatory, accounting, credit and tax matters.

(d) Subscriber’s acquisition and holding of the Shares will not constitute or result in a non-exempt prohibited transaction under Section 406 of the U.S. Employee Retirement Income Security Act of 1974, as amended (“ERISA”), Section 4975 of the Internal Revenue Code of 1986, as amended (the “Code”), or any applicable similar law.

(e) Subscriber acknowledges and agrees that Subscriber has received such information as Subscriber deems necessary in order to make an investment decision with respect to the Shares. Without limiting the generality of the foregoing, Subscriber acknowledges that, it has received and reviewed the following items (collectively, the “Disclosure Documents”): (i) the final prospectus of HUDA, dated as of October 14, 2022, and filed with the SEC on October 17, 2022 (File No. 333-264557) (the “IPO Prospectus”), (ii) each SEC Report filed HUDA with the SEC following the filing of the IPO Prospectus through the date of this Subscription Agreement, and (iii) the BCA, a copy of which has been filed by HUDA with the SEC. Subscriber understands the significant extent to which certain of the disclosures contained in items (i) and (ii) above shall not apply following the BCA Closing. Subscriber represents and agrees that Subscriber and Subscriber’s professional advisor(s), if any, have had the full opportunity to ask Pubco’s and HUDA’s management questions, receive such answers and obtain such information as Subscriber and such Subscriber’s professional advisor(s), if any, have deemed necessary to make an investment decision with respect to the Shares. Subscriber has conducted its own investigation of Pubco, HUDA, Aiways Europe and the Shares and Subscriber has made its own assessment and has satisfied itself concerning the relevant tax and other economic considerations relevant to its investment in the Shares. Subscriber acknowledges that Subscriber shall be responsible for any of Subscriber’s tax liabilities that may arise as a result of the transactions contemplated by this Subscription Agreement, and that none of Pubco, HUDA, Aiways Europe or their respective affiliates or advisors have provided any tax advice or any other representations or guarantee regarding the tax consequence of the transactions contemplated by this Subscription Agreement. Subscriber acknowledges that it has reviewed the documents made available to Subscriber by Pubco, HUDA and Aiways Europe. Subscriber further acknowledges that the information contained in the Disclosure Documents is subject to change, and that any changes to the information contained in the Disclosure Documents, including any changes based on updated information or changes in terms of the Transaction, shall in no way affect Subscriber’s obligation to purchase the Shares hereunder, except as otherwise provided herein.

(f) Subscriber became aware of the Offering of the Shares solely by means of direct contact between Subscriber and Pubco, HUDA or Aiways Europe or a representative of Pubco, HUDA or Aiways Europe, and the Shares were offered to Subscriber solely by direct contact between Subscriber and Pubco, HUDA or Aiways Europe, or a representative of Pubco, HUDA or Aiways Europe. Neither Subscriber, nor any of its directors, officers, employees, agents, shareholders or partners, has either directly or indirectly, including through a broker or finder, (i) to its knowledge, engaged in any general solicitation, or (ii) published any advertisement in connection with the Offering.

(g) Subscriber acknowledges that it is aware that there are substantial risks incident to the purchase and ownership of the Shares, including those set forth in the Disclosure Documents and the SEC Reports. Subscriber is able to fend for itself in the transactions contemplated herein and has such knowledge and experience in financial and business matters as to be capable of evaluating the merits and risks of an investment in the Shares, and Subscriber has sought such accounting, legal and tax advice as Subscriber has considered necessary to make an informed investment decision. Subscriber (i) is a sophisticated investor, experienced in investing in private placement transactions and capable of evaluating investment risks independently, both in general and with regard to all transactions and investment strategies involving a security or securities, and (ii) has exercised independent judgment in evaluating its participation in the purchase of the Shares. Subscriber has determined based on its own independent review and such professional advice as it deems appropriate that its purchase of the Shares and participation in the Offering (i) are fully consistent with its financial needs, objectives and condition, (ii) comply and are fully consistent with all investment policies, guidelines and other restrictions applicable to Subscriber, (iii) have been duly authorized and approved by all necessary action, (iv) do not and will not violate or constitute a default under Subscriber’s organizational or constituent documents or under any law, rule, regulation, agreement or other obligation by which Subscriber is bound and (v) are a fit, proper and suitable investment for Subscriber, notwithstanding the substantial risks inherent in investing in or holding the Shares. Alone, or together with any professional advisor(s), Subscriber has adequately analyzed and fully considered the risks of an investment in the Shares and determined that the Shares are a suitable investment for Subscriber and that Subscriber is able at this time and in the foreseeable future to bear the economic risk of a total loss of Subscriber’s investment in Pubco. Subscriber acknowledges specifically that a possibility of total loss of the aggregate amounts paid by Subscriber for the Shares hereunder (the “Aggregate Purchase Price”) exists. Subscriber understands and agrees that no federal or state agency has passed upon or endorsed the merits of the Offering or made any findings or determination as to the fairness of this investment or the accuracy or adequacy of the Disclosure Documents.

(h) In making its decision to purchase the Shares, Subscriber has relied solely upon independent investigation made by Subscriber and the representations and warranties of Pubco expressly set forth in Section 4 hereof and of HUDA expressly set forth in Section 4 hereof. Subscriber acknowledges and agrees that Subscriber has (i) received, reviewed and understood the offering materials made available to Subscriber in connection with the Offering, (ii) had access to, and an adequate opportunity to review, financial and other information as Subscriber deems necessary in order to make an investment decision with respect to the Shares, (iii) had the opportunity to ask questions of and receive answers from Pubco and HUDA directly, and (iv) conducted and completed Subscriber’s own independent due diligence with respect to the Transactions; provided, that neither the due diligence investigation conducted by Subscriber in connection with making its decision to acquire the Shares nor any representations and warranties made by Subscriber herein shall modify, amend or affect Subscriber’s right to rely on the truth, accuracy and completeness of Pubco’s or HUDA’s representations and warranties contained herein.

(i) If an entity, Subscriber has been duly formed or incorporated and is validly existing in good standing under the laws of its jurisdiction of incorporation or formation. Subscriber has the power and authority to enter into, deliver and perform Subscriber’s obligations under this Subscription Agreement. The execution, delivery and performance by Subscriber of this Subscription Agreement are within the powers of Subscriber, have been duly authorized and will not constitute or result in a breach or default under or conflict with any law, statute, rule or regulation applicable to Subscriber, any order, ruling or regulation of any court or other tribunal or of any governmental commission or agency, or any agreement or other undertaking, to which Subscriber is a party or by which Subscriber is bound, and, if Subscriber is not an individual, will not violate any provisions of Subscriber’s organizational documents. The signature on this Subscription Agreement is genuine, and the signatory, if Subscriber is an individual, has legal competence and capacity to execute the same or, if Subscriber is not an individual the signatory has been duly authorized to execute the same, and this Subscription Agreement constitutes a legal, valid and binding obligation of Subscriber, enforceable against Subscriber in accordance with its terms.

(j) Subscriber is not (i) a person named on the List of Specially Designated Nationals and Blocked Persons administered by the U.S. Treasury Department’s Office of Foreign Assets Control (“OFAC”) or in any Executive Order issued by the President of the United States and administered by OFAC (“OFAC List”), owned or controlled by, or acting on behalf of, a person, that is named on an OFAC List, or a person prohibited by any OFAC sanctions program, (ii) a Designated National as defined in the Cuban Assets Control Regulations, 31 C.F.R. Part 515, (iii) a non-U.S. shell bank or providing banking services indirectly to a non-U.S. shell bank or (iv) organized, incorporated, established, located, resident or born in, or a citizen, national, or the government, including any political subdivision, agency, or instrumentality thereof, of, any country or territory embargoed or subject to substantial trade restrictions by the United States. Subscriber agrees to provide law enforcement agencies, if requested thereby, such records as required by applicable law, provided that Subscriber is permitted to do so under applicable law. If Subscriber is a financial institution subject to the Bank Secrecy Act (31 U.S.C. Section 5311 et seq.), as amended by the USA PATRIOT Act of 2001, and its implementing regulations (collectively, the “BSA/PATRIOT Act”), Subscriber maintains policies and procedures reasonably designed to comply with applicable obligations under the BSA/PATRIOT Act. To the extent required, Subscriber maintains policies and procedures reasonably designed for the screening of its investors against the OFAC sanctions programs, including the OFAC List. To the extent required, it maintains policies and procedures reasonably designed to ensure that the funds held by Subscriber and used to purchase the Shares were legally derived.

(k) Neither Subscriber, nor, to the extent it has them, any of its equity holders, managers, general or limited partners, directors, affiliates or executive officers (collectively with Subscriber, the “Covered Persons”), are subject to any of the “Bad Actor” disqualifications described in Rule 506(d) under the Securities Act (a “Disqualification Event”), except for a Disqualification Event covered by Rule 506(d)(2) or (d)(3). Subscriber has exercised reasonable care to determine whether any Covered Person is subject to a Disqualification Event. The acquisition of Shares by Subscriber will not subject Pubco, HUDA or Aiways Europe to any Disqualification Event.

(l) Subscriber acknowledges its obligations under applicable securities laws with respect to the treatment of non-public information relating to HUDA and, after the BCA Closing, Pubco.

(m) Subscriber is not currently (and at all times through Closing will refrain from being or becoming) a member of a “group” (within the meaning of Section 13(d)(3) or Section 14(d)(2) of the Exchange Act or any successor provision) acting for the purpose of acquiring, holding, voting or disposing of equity securities of HUDA or Pubco (within the meaning of Rule 13d-5(b)(1) under the Exchange Act).

(n) If Subscriber is an employee benefit plan that is subject to Title I of ERISA, a plan, an individual retirement account or other arrangement that is subject to Section 4975 of the Code, or an employee benefit plan that is a governmental plan (as defined in Section 3(32) of ERISA), a church plan (as defined in Section 3(33) of ERISA), a non-U.S. plan (as described in Section 4(b)(4) of ERISA) or other plan that is not subject to the foregoing but may be subject to provisions under any other federal, state, local, non-U.S. or other laws or regulations that are similar to such provisions of ERISA or the Code, or an entity whose underlying assets are considered to include “plan assets” of any such plan, account or arrangement (each, a “Plan”) subject to the fiduciary or prohibited transaction provisions of ERISA or Section 4975 of the Code, Subscriber represents and warrants that (i) none of Pubco or HUDA, nor any of their respective affiliates has acted as the Plan’s fiduciary, or has been relied on for advice, with respect to its decision to acquire and hold the Shares, and none of Pubco or HUDA or any of their respective affiliates shall at any time be relied upon as the Plan’s fiduciary with respect to any decision to acquire, continue to hold or transfer the Shares and (ii) the acquisition and holding of the Shares.

8. Registration Rights.

(a) Pubco agrees that, within thirty (30) calendar days after the BCA Closing (the “Filing Deadline”), Pubco will file with the SEC (at Pubco’s sole cost and expense) a registration statement registering the resale of the Shares (the “Registration Statement”), and Pubco shall use its commercially reasonable efforts to have the Registration Statement declared effective as soon as practicable after the filing thereof. Pubco agrees that Pubco will use its commercially reasonable efforts to cause such Registration Statement or another registration statement (which may be a “shelf” registration statement) to remain effective with respect to the Shares until the earlier of (i) two years from the issuance of the Shares, (ii) the date on which Subscriber ceases to hold the Shares covered by such Registration Statement, or (iii) on the first date on which Subscriber can sell all of its Shares (or shares received in exchange therefor) under Rule 144 promulgated under the Securities Act (“Rule 144”) without limitation as to the manner of sale or the amount of such securities that may be sold. Subscriber agrees to disclose its beneficial ownership, as determined in accordance with Rule 13d-3 under the Exchange Act, of the Shares to Pubco (or its successor) upon request to assist Pubco in making the determination described above. Pubco’s obligations to include the Shares in the Registration Statement are contingent upon Subscriber furnishing in writing to Pubco such information regarding Subscriber, the securities of Pubco held by Subscriber and the intended method of disposition of the Shares as shall be reasonably requested by Pubco to effect the registration of the Shares, and shall execute such documents in connection with such registration as Pubco may reasonably request that are customary of a selling shareholder in similar situations. If the SEC prevents Pubco from including any or all of the Shares proposed to be registered for resale under the Registration Statement due to limitations on the use of Rule 415 of the Securities Act for the resale of Pubco’s securities by the applicable shareholders or otherwise, (x) such Registration Statement shall register for resale such number of Pubco securities which is equal to the maximum number of Pubco securities as is permitted by the SEC and (y) the number of Pubco securities to be registered for each selling shareholder named in the Registration Statement shall be reduced pro rata among all such selling shareholders and as promptly as practicable after being permitted to register additional Shares under Rule 415 under the Securities Act, Pubco shall file a new Registration Statement to register such Shares not included in the initial Registration Statement and cause such Registration Statement to become effective as promptly as practicable consistent with the terms of this Section 8. Pubco will provide a draft of the Registration Statement to Subscriber for review reasonably in advance of filing the Registration Statement. In no event shall Subscriber be identified as a statutory underwriter in the Registration Statement unless requested by the SEC; provided, that if the SEC requests that Subscriber be identified as a statutory underwriter in the Registration Statement, Subscriber will have an opportunity to withdraw from the Registration Statement. For purposes of clarification, any failure by Pubco to file the Registration Statement by the Filing Deadline shall not otherwise relieve Pubco of its obligations to file the Registration Statement or effect the registration of the Shares set forth in this Section 8. For as long as Subscriber holds the Shares issued pursuant to this Subscription Agreement, Pubco will (A) make and keep public information available, as those terms are understood and defined in Rule 144, (B) file in a timely manner all reports and other documents with the SEC required under the Exchange Act, as long as Pubco remains subject to such requirements, and (C) provide all customary and reasonable cooperation necessary, in each case, to enable Subscriber to resell the Shares pursuant to the Registration Statement or Rule 144 (when Rule 144 becomes available to Subscriber), as applicable.

(b) Pubco shall, at its sole expense, advise Subscriber within five (5) business days: (i) when a Registration Statement or any amendment thereto has been filed with the SEC and when a Registration Statement or any post-effective amendment thereto has become effective; (ii) after it shall have received notice or obtained knowledge thereof, of the issuance by the SEC of any stop order suspending the effectiveness of any Registration Statement or the initiation of any proceedings for such purpose; (iii) of the receipt by Pubco of any notification with respect to the suspension of the qualification of the Shares included therein for sale in any jurisdiction or the initiation or threatening of any proceeding for such purpose; and (iv) subject to the provisions in this Subscription Agreement, of the occurrence of any event that requires the making of any changes in any Registration Statement or prospectus so that, as of such date, the statements therein do not include any untrue statements of a material fact and do not omit to state a material fact required to be stated therein or necessary to make the statements therein (in the case of a prospectus, in the light of the circumstances under which they were made) not misleading. Upon the occurrence of any event contemplated in the foregoing clause (iv), except for such times as Pubco is permitted hereunder to suspend, and has suspended, the use of a prospectus forming part of a Registration Statement, Pubco shall use its commercially reasonable efforts to as soon as reasonably practicable prepare a post-effective amendment to such Registration Statement or a supplement to the related prospectus, or file any other required document so that, as thereafter delivered to purchasers of the Shares included therein, such prospectus will not include any untrue statement of a material fact or omit to state any material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading.

(c) Pubco may delay filing or suspend the use of any such registration statement if it determines that in order for the registration statement to not contain a material misstatement or omission, an amendment thereto would be needed, or if such filing or use could materially affect a bona fide business or financing transaction of Pubco or would require premature disclosure of information that could materially adversely affect Pubco (each such circumstance, a “Suspension Event”); provided, that Pubco may not delay or suspend the Registration Statement on more than two (2) occasions or for more than ninety (90) consecutive calendar days, or more than one hundred fifty (150) total calendar days, in each case during any twelve (12)-month period. Upon receipt of any written notice from Pubco of the happening of any Suspension Event during the period that the Registration Statement is effective or if as a result of a Suspension Event the Registration Statement or related prospectus contains any untrue statement of a material fact or omits to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made (in the case of the prospectus) not misleading, Subscriber agrees that it will (i) immediately discontinue offers and sales of the Shares under the Registration Statement until Subscriber receives (A) (x) copies of a supplemental or amended prospectus that corrects the misstatement(s) or omission(s) referred to above and (y) notice that any post-effective amendment has become effective or (B) notice from Pubco that it may resume such offers and sales, and (ii) maintain the confidentiality of any information included in such written notice delivered by Pubco unless otherwise required by applicable law. If so directed by Pubco, Subscriber will deliver to Pubco or destroy all copies of the prospectus covering the Shares in Subscriber’s possession; provided, however, that this obligation to deliver or destroy all copies of the prospectus covering the Shares shall not apply to (i) the extent Subscriber is required to retain a copy of such prospectus (A) in order to comply with applicable legal, regulatory, self-regulatory or professional requirements or (B) in accordance with a bona fide pre-existing document retention policy or (ii) copies stored electronically on archival servers as a result of automatic data back-up.

(d) From and after the Closing, Pubco agrees to indemnify and hold Subscriber, each person, if any, who controls Subscriber within the meaning of either Section 15 of the Securities Act or Section 20 of the Exchange Act, and each affiliate of Subscriber within the meaning of Rule 405 under the Securities Act, and each broker, placement agent or sales agent to or through which Subscriber effects or executes the resale of any Shares (collectively, the “Subscriber Indemnified Parties”), harmless against any and all losses, claims, damages and liabilities (including any reasonable out-of-pocket legal or other expenses reasonably incurred in connection with defending or investigating any such action or claim) (collectively, “Losses”) incurred by Subscriber Indemnified Parties directly that are (i) caused by any untrue statement or alleged untrue statement of a material fact contained in the Registration Statement or any other registration statement which covers the Shares (including, in each case, the prospectus contained therein) or any amendment thereof (including the prospectus contained therein) or (ii) caused by any omission or alleged omission to state therein a material fact necessary in order to make the statements therein (in the case of a prospectus, in the light of the circumstances under which they were made), not misleading, except, in the cases of both (i) and (ii), to the extent insofar as the same are (A) caused by or contained in any information or affidavit so furnished in writing to Pubco by Subscriber for use therein, (B) in connection with any failure of such person to deliver or cause to be delivered a prospectus in a timely manner, (C) as a result of offers or sales effected by or on behalf of any person by means of a freewriting prospectus (as defined in Rule 405 under the Securities Act) that was not authorized in writing by Pubco, or (D) in connection with any offers or sales effected by or on behalf of Subscriber in violation of this Subscription Agreement. Notwithstanding the forgoing, Pubco’s indemnification obligations shall not apply to amounts paid in settlement of any Losses if such settlement is effected without the prior written consent of Pubco (which consent shall not be unreasonably withheld, delayed or conditioned).

(e) From and after the Closing, Subscriber agrees to, severally and not jointly with any Other Subscriber in the Offering contemplated hereby or any other selling shareholders using the applicable registration statement, indemnify and hold Pubco, and the officers, employees, directors, partners, members, attorneys and agents of Pubco, each person, if any, who controls Pubco within the meaning of either Section 15 of the Securities Act or Section 20 of the Exchange Act, and each affiliate of Pubco within the meaning of Rule 405 under the Securities Act (collectively, the “Pubco Indemnified Parties”), harmless against any and all Losses incurred by Pubco Indemnified Parties directly that are caused by any untrue statement or alleged untrue statement of a material fact contained in the Registration Statement or any other registration statement which covers the Shares (including, in each case, the prospectus contained therein) or any amendment thereof (including the prospectus contained therein) or caused by any omission or alleged omission to state therein a material fact necessary in order to make the statements therein (in the case of a prospectus, in the light of the circumstances under which they were made), not misleading, to the extent insofar as the same are caused by or contained in any information or affidavit so furnished in writing to Pubco by Subscriber expressly for use therein. For the avoidance of doubt, Subscriber shall have indemnification obligations under this Section 8(e) only with respect to the information that it has explicitly provided in writing and that has been used by Pubco in the Registration Statement, and Subscriber shall not have any indemnification obligations under this Section 8(e) with respect to information that it did not expressly provide for inclusion in the Registration Statement. In no event shall the liability of Subscriber under this Section 8(e) be greater in amount than the dollar amount of the net proceeds received by Subscriber upon the sale of the Shares giving rise to such indemnification obligation. Notwithstanding the forgoing, Subscriber’s indemnification obligations shall not apply to amounts paid in settlement of any Losses if such settlement is effected without the prior written consent of Subscriber (which consent shall not be unreasonably withheld, delayed or conditioned).

9. Termination. This Subscription Agreement shall terminate and be void and of no further force and effect, and all rights and obligations of the parties hereunder shall terminate without any further liability on the part of any party in respect thereof, upon the earliest to occur of: (a) the mutual written agreement of each of the parties hereto to terminate this Subscription Agreement; (b) such date and time as the BCA is terminated in accordance with its terms; or (c) written notice by either (x) Pubco and HUDA to Subscriber or (y) Subscriber to Pubco and HUDA if the transactions contemplated by this Subscription Agreement are not consummated on or prior to July 18, 2026; provided that (i) nothing herein will relieve any party from liability for any willful breach hereof prior to the time of termination, and each party will be entitled to any remedies at law or in equity to recover losses, liabilities or damages arising from such breach, and (ii) the provisions of Sections 9 through 13 of this Subscription Agreement will survive any termination of this Subscription Agreement and continue indefinitely. Pubco or HUDA shall notify Subscriber of the termination of the BCA promptly after the termination of such agreement.

10. Trust Account Waiver. Subscriber hereby represents and warrants that it has read the IPO Prospectus and understands that HUDA has established a trust account (the “Trust Account”) containing the proceeds of the IPO and the overallotment securities acquired by its underwriters and from certain private placements occurring simultaneously with the IPO (including interest accrued from time to time thereon) for the benefit of HUDA’s public shareholders (including overallotment shares acquired by HUDA’s underwriters, the “Public Shareholders”), and that, except as otherwise described in the IPO Prospectus, HUDA may disburse monies from the Trust Account only: (a) to the Public Shareholders in the event they elect to redeem their HUDA shares in connection with the consummation of HUDA’s initial business combination (as such term is used in the IPO Prospectus) (the “Business Combination”) or in connection with an extension of its deadline to consummate a Business Combination, (b) to the Public Shareholders if HUDA fails to consummate a Business Combination by January 18, 2025 (which has since been extended until December 18, 2025 and may further be extended by up to an additional seven (7) months to July 18, 2026), subject to further extension by amendment to HUDA’s organizational documents, (c) with respect to any interest earned on the amounts held in the Trust Account, amounts necessary to pay for any taxes and up to $100,000 for dissolution expenses, or (d) to HUDA after or concurrently with the consummation of a Business Combination. For and in consideration of HUDA entering into this Subscription Agreement, and for other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, Subscriber hereby agrees on behalf of itself and its affiliates that, notwithstanding anything to the contrary in this Subscription Agreement, neither Subscriber nor any of its affiliates do now or shall at any time hereafter have any right, title, interest or claim of any kind in or to any monies in the Trust Account or distributions therefrom, or make any claim against the Trust Account (including any distributions therefrom), regardless of whether such claim arises as a result of, in connection with or relating in any way to, this Subscription Agreement or any other matter, and regardless of whether such claim arises based on contract, tort, equity or any other theory of legal liability (collectively, the “Released Claims”). Subscriber on behalf of itself and its affiliates hereby irrevocably waives any Released Claims that Subscriber or any of its affiliates may have against the Trust Account (including any distributions therefrom) now or in the future and will not seek recourse against the Trust Account (including any distributions therefrom) for any reason whatsoever (including for an alleged breach of this Subscription Agreement or any other agreement with HUDA or its affiliates). Subscriber agrees and acknowledges that such irrevocable waiver is material to this Subscription Agreement and specifically relied upon by HUDA and its affiliates to induce HUDA to enter in this Subscription Agreement, and Subscriber further intends and understands such waiver to be valid, binding and enforceable against Subscriber and each of its affiliates under applicable law. To the extent Subscriber or any of its affiliates commences any action or proceeding based upon, in connection with, relating to or arising out of any matter relating to HUDA or its Representatives, which proceeding seeks, in whole or in part, monetary relief against HUDA or its Representatives, Subscriber hereby acknowledges and agrees that Subscriber’s and its affiliates’ sole remedy shall be against funds held outside of the Trust Account and that such claim shall not permit Subscriber or its affiliates (or any person claiming on any of their behalves or in lieu of any of them) to have any claim against the Trust Account (including any distributions therefrom) or any amounts contained therein. In the event Subscriber or any of its affiliates commences any action or proceeding based upon, in connection with, relating to or arising out of any matter relating to HUDA or its Representatives, which proceeding seeks, in whole or in part, relief against the Trust Account (including any distributions therefrom) or the Public Shareholders, whether in the form of money damages or injunctive relief, HUDA and its Representatives, as applicable, shall be entitled to recover from Subscriber and its affiliates the associated legal fees and costs in connection with any such action in the event HUDA or its Representatives, as applicable, prevails in such action or proceeding. Notwithstanding the foregoing, this Section 9 shall not affect any rights of Subscriber or its affiliates to receive distributions from the Trust Account in their capacities as Public Shareholders with respect to HUDA shares other than the Shares upon the redemption of their shares or the liquidation of HUDA if it does not consummate a Business Combination prior to its deadline to do so. Additionally, nothing herein shall limit the ability of Subscriber and each of its affiliates to pursue any claim seeking as its remedy any assets or funds held outside of the Trust Account by HUDA or its affiliates (other than distributions to Public Shareholders), and nothing herein shall waive or impact any claims that Subscriber and each of its affiliates may have in the future against HUDA’s or its affiliates’ assets or funds that are not held in the Trust Account (including any funds that have been released from the Trust Account and any assets that have been purchased or acquired with any such funds, but excluding any distributions to Public Shareholders). Notwithstanding anything to the contrary contained in this Subscription Agreement, the provisions of this Section 10 shall survive the Closing or any termination of this Subscription Agreement and last indefinitely.

11. Miscellaneous.

(a) Neither this Subscription Agreement nor any rights or obligations that may accrue to Subscriber hereunder (other than the Shares acquired hereunder, if any, subject to applicable securities laws) may be transferred or assigned by Subscriber without the prior written consent of HUDA, Pubco and Aiways Europe, and any purported transfer or assignment without such consent shall be null and void ab initio.

(b) Pubco may request from Subscriber such additional information as Pubco may reasonably deem necessary to evaluate the eligibility of Subscriber to acquire the Shares, and Subscriber shall provide such information to Pubco promptly upon such request, it being understood by Subscriber that Pubco may without any liability hereunder reject Subscriber’s subscription prior to the Closing Date in the event Subscriber fails to provide such additional information requested by Pubco to evaluate Subscriber’s eligibility or Pubco determines that Subscriber is not eligible. On or prior to the Closing Date, Pubco and Subscriber shall execute and deliver such additional documents and take such additional actions as the parties reasonably may deem to be practical and necessary in order to consummate the subscription as contemplated by this Subscription Agreement.

(c) Subscriber acknowledges that Pubco, HUDA, Aiways Europe and others will rely on the acknowledgments, understandings, agreements, representations and warranties of Subscriber contained in this Subscription Agreement as if they were made directly to each of them. Prior to the Closing, Subscriber agrees to promptly notify Pubco and HUDA if any of the acknowledgments, understandings, agreements, representations and warranties set forth herein are no longer accurate such that the conditions set forth in Sections 3(b)(i) and 3(b)(ii) would not be satisfied as of the Closing. Subscriber agrees that the purchase by Subscriber of Shares from Pubco will constitute a reaffirmation of the acknowledgments, understandings, agreements, representations and warranties herein (as modified by any such notice) by Subscriber as of the time of such purchase. This Subscription Agreement shall not confer any rights or remedies upon any person other than the parties hereto, and their respective successor and assigns.

(d) Each of Pubco, HUDA and Aiways Europe is entitled to rely upon this Subscription Agreement and is irrevocably authorized to produce this Subscription Agreement or a copy hereof to any interested party in any administrative or legal proceeding or official inquiry with respect to the matters covered hereby. Subscriber shall not issue any press release or make any other similar public statement with respect to the transactions contemplated hereby without the prior written consent of Pubco, HUDA and Aiways Europe (such consent not to be unreasonably withheld or delayed).

(e) All the agreements, representations and warranties made by each party hereto in this Subscription Agreement shall survive the Closing.

(f) This Subscription Agreement may be amended, supplemented or modified only by execution of a written instrument signed by Pubco, HUDA, Aiways Europe and Subscriber. No provision of this Subscription Agreement may be waived except by an instrument in writing signed by the party against whom enforcement of such waiver is sought. No failure or delay in exercising any right, power or privilege hereunder will operate as a waiver thereof, nor will any single or partial exercise thereof preclude any other or further exercise thereof or other exercise of any right, power or privilege hereunder.

(g) This Subscription Agreement constitutes the entire agreement, and supersedes all other prior agreements, understandings, representations and warranties, both written and oral, among the parties, with respect to the subject matter hereof (other than any confidentiality agreement entered into by Subscriber with Pubco, HUDA or Aiways Europe in connection with the Offering).

(h) This Subscription Agreement shall be binding upon, and inure to the benefit of the parties hereto and their heirs, executors, administrators, successors, legal representatives, and permitted assigns, and the agreements, representations, warranties, covenants and acknowledgments contained herein shall be deemed to be made by, and be binding upon, such heirs, executors, administrators, successors, legal representatives and permitted assigns.

(i) If any provision of this Subscription Agreement shall be invalid, illegal or unenforceable, the validity, legality or enforceability of the remaining provisions of this Subscription Agreement shall not in any way be affected or impaired thereby and shall continue in full force and effect. Upon such determination that any provision is invalid, illegal or unenforceable, the parties will substitute for any invalid, illegal or unenforceable provision a suitable and equitable provision that carries out so far as may be valid, legal and enforceable, the intent and purpose of such invalid, illegal or unenforceable provision.

(j) This Subscription Agreement may be executed in one or more counterparts (including by facsimile or electronic mail or in .pdf) and by different parties in separate counterparts, with the same effect as if all parties hereto had signed the same document. All counterparts so executed and delivered shall be construed together and shall constitute one and the same agreement.

(k) The parties hereto agree that irreparable damage would occur in the event that any of the provisions of this Subscription Agreement were not performed in accordance with their specific terms or were otherwise breached. It is accordingly agreed that the parties shall be entitled to an injunction or injunctions to prevent breaches of this Subscription Agreement and to enforce specifically the terms and provisions of this Subscription Agreement, this being in addition to any other remedy to which such party is entitled at law, in equity, in contract, in tort or otherwise.

(l) Subscriber shall pay all of its own expenses in connection with this Subscription Agreement and the transactions contemplated herein.

(m) Subscriber hereby consents to the publication and disclosure in any press release issued by HUDA, Pubco or Aiways Europe or Current Report on Form 8-K filed by HUDA with the SEC in connection with the execution and delivery of this Subscription Agreement and the filing of any related documentation by HUDA or Pubco with the SEC (and, as and to the extent otherwise required by the federal securities laws or the SEC or any other securities authorities, any other documents or communications provided by HUDA or Pubco to any governmental authority or to security holders of HUDA) of Subscriber’s identity and beneficial ownership of Shares and the nature of Subscriber’s commitments, arrangements and understandings under and relating to this Subscription Agreement and, if deemed appropriate by HUDA or Pubco, a copy of this Subscription Agreement or the form hereof. Subscriber will promptly provide any information reasonably requested by HUDA or Pubco for any regulatory application or filing made or approval sought in connection with the Transactions or the Closing (including filings with the SEC).

(n) This Subscription Agreement, and all actions or matters based hereon, or arising out of, under or in connection herewith, or any transaction contemplated hereby, shall be governed by, and construed in accordance with, the laws of the State of New York, without regard to principles relating to conflict of laws that would result in the application of the laws of any other jurisdiction. Each party hereby irrevocably and unconditionally submits, for itself and its property, to the exclusive jurisdiction of the state and federal courts seated in New York County, New York (and any appellate courts thereof) in any action or proceeding arising out of or relating to this Subscription Agreement, and each of the parties hereby irrevocably and unconditionally (i) agrees not to commence any such action or proceeding except in such courts, (ii) agrees that any claim in respect of any such action or proceeding may be heard and determined in such court, (iii) waives, to the fullest extent it may legally and effectively do so, any objection which it may now or hereafter have to the laying of venue of any such action or proceeding in any such court, and (iv) waives, to the fullest extent permitted by law, the defense of an inconvenient forum to the maintenance of such action or proceeding in any such court. Each party agrees that a final judgment in any such action or proceeding shall be conclusive and may be enforced in other jurisdictions by suit on the judgment or in any other manner provided by law. Each party irrevocably consents to the service of the summons and complaint and any other process in any other proceeding relating to the transactions contemplated by this Subscription Agreement, on behalf of itself, or its property, by personal delivery of copies of such process to such party at the applicable address set forth in Section 11(o). Nothing in this Section 11(n) shall affect the right of any party to serve legal process in any other manner permitted by law. Each party hereby knowingly, voluntarily and intentionally irrevocably waives the right to a trial by jury in respect to any litigation, dispute, claim, legal action or other legal proceeding based hereon, or arising out of, under, or in connection with, this Subscription Agreement or the transactions contemplated hereby.

(o) All notices, consents, waivers and other communications hereunder shall be in writing and shall be deemed to have been duly given (i) when delivered in person, (ii) when delivered by facsimile or email, with affirmative confirmation of receipt, (iii) one business day after being sent, if sent by reputable, internationally recognized overnight courier service or (iv) three (3) business days after being mailed, if sent by registered or certified mail, prepaid and return receipt requested, in each case to the applicable party at the following addresses (or at such other address for a party as shall be specified by like notice):

If to HUDA at or prior to the BCA Closing, to:	with a copy (which shall not constitute notice) to:

Hudson Acquisition I Corp.	iLead Law Group
19 West 44th Street, Suite 1001	99 Park Avenue, Suite 830
New York, New York 10036, U.S.A.	New York, NY 10016
Attn: Warren Wang, Chief Executive Officer	Attn:	Harry Hanqing Yang, Esq.
Telephone No.: [***]		Jane Shuzhen Zhang, Esq.
Email: [***]	Telephone: [***]
	Email:	[***];
[***]
If to Aiways Europe at or prior to the BCA Closing, to:	with a copy (which shall not constitute notice) to:

Aiways Automobile Europe GmbH	Ellenoff Grossman & Schole LLP
Tölzer Straße 30, Gebäude 6419, 81379	1345 Avenue of the Americas, 11th Floor
Munich, Germany	New York, New York 10105
Attn: Alexander Klose-Mozer, CEO	Attn:	Barry I. Grossman, Esq.
Telephone No.: [***]		Matthew A. Gray, Esq.
Email: [***]	Telephone No.: [***]
	Email:	[***]
[***]
If to Pubco at or prior to the BCA Closing, to:	with a copy (which shall not constitute notice) to:

EUROEV Holdings Limited	Ellenoff Grossman & Schole LLP
Coastal Building, Wickham’s Cay II, P. O. Box 2221	1345 Avenue of the Americas, 11th Floor
Road Town, Tortola, British Virgin Islands	New York, New York 10105
Attn: Yanmin Zhang	Attn:	Barry I. Grossman, Esq.
Telephone No.: [***]		Matthew A. Gray, Esq.
Email: [***]	Telephone No.: [***]
	Email:	[***];
[***]
If to Pubco, HUDA or Aiways Europe after the BCA Closing, to:	with a copy (which shall not constitute notice) to:

EUROEV Holdings Limited	Ellenoff Grossman & Schole LLP
Coastal Building, Wickham’s Cay II, P. O. Box 2221	1345 Avenue of the Americas, 11th Floor
Road Town, Tortola, British Virgin Islands	New York, New York 10105
Attn: Yanmin Zhang	Attn:	Barry I. Grossman, Esq.
Telephone No.: [***]		Matthew A. Gray, Esq.
Email: [***]	Telephone No.: [***]
	Email:	[***];
[***]
Notice to Subscriber shall be given to the address underneath Subscriber’s name on the signature page hereto.

(p) The headings set forth in this Subscription Agreement are for convenience of reference only and shall not be used in interpreting this Subscription Agreement. In this Subscription Agreement, unless the context otherwise requires: (i) any pronoun used shall include the corresponding masculine, feminine or neuter forms, and the singular form of nouns, pronouns and verbs shall include the plural and vice versa; (ii) the term “including” (and with correlative meaning “include”) shall be deemed in each case to be followed by the words “without limitation”; and (iii) the words “herein”, “hereto” and “hereby” and other words of similar import in this Subscription Agreement shall be deemed in each case to refer to this Subscription Agreement as a whole and not to any particular portion of this Subscription Agreement. As used in this Subscription Agreement, the term: (x) “business day” shall mean any day other than a Saturday, Sunday or a legal holiday on which commercial banking institutions in New York, New York are authorized to close for business (excluding as a result of “stay at home”, “shelter-in-place”, “non-essential employee” or any other similar orders or restrictions or the closure of any physical branch locations at the direction of any governmental authority so long as the electronic funds transfer systems, including for wire transfers, of commercially banking institutions in New York, New York are generally open for use by customers on such day); (y) “person” shall refer to any individual, corporation, partnership, trust, limited liability company or other entity or association, including any governmental or regulatory body, whether acting in an individual, fiduciary or any other capacity; and (z) “affiliate” shall mean, with respect to any specified person, any other person or group of persons acting together that, directly or indirectly, through one or more intermediaries controls, is controlled by or is under common control with such specified person (where the term “control” (and any correlative terms) means the possession, direct or indirect, of the power to direct or cause the direction of the management and policies of such person, whether through the ownership of voting securities, by contract or otherwise). For the avoidance of doubt, any reference in this Subscription Agreement to an affiliate of HUDA prior to the closing of a Business Combination will include HUDA’s sponsor, Hudson SPAC Holding, LLC, a Delaware limited liability company.

(q) At the Closing, the parties hereto shall execute and deliver such additional documents and take such additional actions as the parties may reasonably deem practical and necessary in order to consummate the Offering as contemplated by this Subscription Agreement.

12. Non-Reliance and Exculpation. Subscriber acknowledges that it is not relying upon, and has not relied upon, any statement, representation or warranty made by any person other than the statements, representations and warranties of Pubco and HUDA contained in this Subscription Agreement in making its investment or decision to invest in Pubco. Subscriber further acknowledges and agrees that no other purchaser (an “Other Subscriber”) pursuant to other subscription agreements (an “Other Subscription Agreement”) entered into in connection with the Offering (including the controlling persons, members, officers, directors, partners, agents, employees or other Representatives of any such other purchaser) shall be liable to Subscriber pursuant to this Subscription Agreement for any action heretofore or hereafter taken or omitted to be taken by any of them in connection with the purchase of the Shares.

13. Independent Nature of Investment. The obligations of Subscriber under this Subscription Agreement are several and not joint with the obligations of any Other Subscriber under the Other Subscription Agreements, and Subscriber shall not be responsible in any way for the performance of the obligations of any Other Subscriber under the Other Subscription Agreements. The decision of Subscriber to purchase Shares pursuant to this Subscription Agreement has been made by Subscriber independently of any Other Subscriber and independently of any information, materials, statements or opinions as to the business, affairs, operations, assets, properties, liabilities, results of operations, condition (financial or otherwise) or prospects of Pubco, HUDA or Aiways Europe or any of their respective subsidiaries which may have been made or given by any Other Subscriber or by any agent, employee or other representative of any Other Subscriber, and neither Subscriber nor any of its agents, employees or other representatives shall have any liability to any Other Subscriber (or any other person) relating to or arising from any such information, materials, statements or opinions. Nothing contained herein or in any Other Subscription Agreement, and no action taken by Subscriber or Other Subscriber pursuant hereto or thereto, shall be deemed to constitute Subscriber and Other Subscribers as a partnership, an association, a joint venture or any other kind of entity, or create a presumption that Subscriber and Other Subscribers are in any way acting in concert or as a group with respect to such obligations or the transactions contemplated by this Subscription Agreement and the Other Subscription Agreements. Subscriber acknowledges that no Other Subscriber has acted as agent for Subscriber in connection with making its investment hereunder and no Other Subscriber will be acting as agent of Subscriber in connection with monitoring its investment in the Shares or enforcing its rights under this Subscription Agreement. Subscriber shall be entitled to independently protect and enforce its rights under this Subscription Agreement, and it shall not be necessary for any Other Subscriber to be joined as an additional party in any proceeding for such purpose.

{SIGNATURE PAGES FOLLOW}

IN WITNESS WHEREOF, the parties hereto have caused this Subscription Agreement to be duly executed by their respective authorized signatories as of the date first indicated above.

EUROEV Holdings Limited

By:
Name:
Title:

Aiways Automobile Europe GmbH

By:
Name:
Title:

HUDSON ACQUISITION I CORP.

By:
Name:
Title:

{Signature Page to Subscription Agreement}

{SUBSCRIBER SIGNATURE PAGE TO THE SUBSCRIPTION AGREEMENT}

IN WITNESS WHEREOF, the undersigned has caused this Subscription Agreement to be duly executed by its authorized signatory as of the date first indicated above.

Name(s) of Subscriber:________________________________________________________________

Signature of Authorized Signatory of Subscriber:____________________________________________

Name of Authorized Signatory:___________________________________________________________

Title of Authorized Signatory:____________________________________________________________

Address for Notice to Subscriber:

__________________________________________________________________________________

__________________________________________________________________________________

__________________________________________________________________________________

Attention:__________________________________________________________________________

Email:______________________________________________________________________________

Facsimile No.:________________________________________________________________________

Telephone No.:_______________________________________________________________________

Address for Delivery of Shares to Subscriber (if not same as address for notice):

__________________________________________________________________________________

__________________________________________________________________________________

__________________________________________________________________________________

Subscription Amount: __________________________________________________________________

Number of Shares:________________________________

Subscriber status (mark one): ☐ U.S. investor ☐ Non-U.S. investor

EIN Number:____________________________________

Exhibit A

Accredited Investor Questionnaire

Capitalized terms used and not defined in this Exhibit A shall have the meanings given in the Subscription Agreement to which this Exhibit A is attached.

The undersigned represents and warrants that the undersigned is an “accredited investor” (an “Accredited Investor”), as such term is defined in Rule 501(a) of Regulation D under the Securities Act, for one or more of the reasons specified below (please check all boxes that apply):

_______	(i)	A natural person whose net worth, either individually or jointly with such person’s spouse or spousal equivalent, at the time of Subscriber’s purchase, exceeds $1,000,000;

The term “net worth” means the excess of total assets over total liabilities (including personal and real property, but excluding the estimated fair market value of Subscriber’s primary home). For the purposes of calculating joint net worth with the person’s spouse or spousal equivalent, joint net worth can be the aggregate net worth of Subscriber and spouse or spousal equivalent; assets need not be held jointly to be included in the calculation. There is no requirement that securities be purchased jointly. A spousal equivalent means a cohabitant occupying a relationship generally equivalent to a spouse.

_______	(ii)	A natural person who had an individual income in excess of $200,000, or joint income with Subscriber’s spouse or spousal equivalent in excess of $300,000, in each of the two most recent years and reasonably expects to reach the same income level in the current year;

In determining individual “income,” Subscriber should add to Subscriber’s individual taxable adjusted gross income (exclusive of any spousal or spousal equivalent income) any amounts attributable to tax exempt income received, losses claimed as a limited partner in any limited partnership, deductions claimed for depletion, contributions to an IRA or Keogh retirement plan, alimony payments, and any amount by which income from long-term capital gains has been reduced in arriving at adjusted gross income.

_______	(iii)	A director or executive officer of Pubco;

_______	(iv)	A natural person holding in good standing with one or more professional certifications or designations or other credentials from an accredited educational institution that the SEC has designated as qualifying an individual for accredited investor status;

The SEC has designated the General Securities Representative license (Series 7), the Private Securities Offering Representative license (Series 82) and the Licensed Investment Adviser Representative (Series 65) as the initial certifications that qualify for accredited investor status.

_______	(v)	A natural person who is a “knowledgeable employee” as defined in Rule 3c-5(a)(4) under the Investment Company Act of 1940 (the “Investment Company Act”), of the issuer of the securities being offered or sold where the issuer would be an investment company, as defined in Section 3 of the Investment Company Act, but for the exclusion provided by either Section 3(c)(1) or Section 3(c)(7) of the Investment Company Act;

_______	(vi)	A bank as defined in Section 3(a)(2) of the Securities Act, or any savings and loan association or other institution as defined in Section 3(a)(5)(A) of the Securities Act, whether acting in its individual or fiduciary capacity;

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_______	(vii)	A broker or dealer registered pursuant to Section 15 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”);

_______	(viii)	An investment adviser registered pursuant to Section 203 of the Investment Advisers Act of 1940 (the “Investment Advisers Act”) or registered pursuant to the laws of a state, or an investment adviser relying on the exemption from registering with the SEC under Section 203(l) or (m) of the Investment Advisers Act;

_______	(ix)	An insurance company as defined in Section 2(13) of the Exchange Act;

_______	(x)	An investment company registered under the Investment Company Act or a business development company as defined in Section 2(a)(48) of that Act;

_______	(xi)	A Small Business Investment Company licensed by the U.S. Small Business Administration under Section 301(c) or (d) of the Small Business Investment Act of 1958;

_______	(xii)	A Rural Business Investment Company as defined in Section 384A of the Consolidated Farm and Rural Development Act;

_______	(xiii)	A plan established and maintained by a state, its political subdivisions, or any agency or instrumentality of a state, or its political subdivisions for the benefit of its employees, if such plan has total assets in excess of $5,000,000;

_______	(xiv)	An employee benefit plan within the meaning of the Employee Retirement Income Security Act of 1974, if the investment decision is made by a plan fiduciary, as defined in Section 3(21) of such act, which is either a bank, savings and loan association, insurance company, or registered investment adviser, or if the employee benefit plan has total assets in excess of $5,000,000 or, if a self-directed plan, with investment decisions made solely by persons that are accredited investors;

_______	(xv)	A private business development company as defined in Section 202(a)(22) of the Investment Advisers Act of 1940;

_______	(xvi)	An organization described in Section 501(c)(3) of the Internal Revenue Code, or a corporation, business trust, partnership, or limited liability company, or any other entity not formed for the specific purpose of acquiring the Shares, with total assets in excess of $5,000,000;

_______	(xvii)	A trust, with total assets in excess of $5,000,000, not formed for the specific purpose of acquiring the Shares, whose purchase is directed by a sophisticated person who has such knowledge and experience in financial and business matters that such person is capable of evaluating the merits and risks of investing in Pubco;

_______	(xviii)	A “family office” as defined in Rule 202(a)(11)(G)-1 under the Investment Advisers Act with assets under management in excess of $5,000,000 that is not formed for the specific purpose of acquiring the securities offered and whose prospective investment is directed by a person who has such knowledge and experience in financial and business matters that such family office is capable of evaluating the merits and risks of the prospective investment;

_______	(xix)	A “family client” as defined in Rule 202(a)(11)(G)-1 under the Investment Advisers Act, of a family office meeting the requirements set forth in (xviii) and whose prospective investment in the issuer is directed by a person from a family office that is capable of evaluating the merits and risks of the prospective investment;

_______	(xx)	A “qualified institutional buyer” as defined in Rule 144A under the Securities Act;

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_______	(xxi)	An entity, of a type not listed above, not formed for the specific purpose of acquiring the securities offered, owning investments in excess of $5,000,000; and/or

_______	(xxii)	An entity in which all of the equity owners qualify as an accredited investor under any of the above subparagraphs.

_______	(xxiii)	Subscriber does not qualify under any of the investor categories set forth in (i) through (xxi) above.

2.1	Type of Subscriber. Indicate the form of entity of Subscriber:

☐	Individual	☐	Limited Partnership
☐	Corporation	☐	General Partnership
☐	Revocable Trust	☐	Limited Liability Company
☐	Other Type of Trust (indicate type):
☐	Other (indicate form of organization):

2.2.1	If Subscriber is not an individual, indicate the approximate date Subscriber entity was formed: _____________________.

2.2.2	If Subscriber is not an individual, initial the line below which correctly describes the application of the following statement to Subscriber’s situation: Subscriber (x) was not organized or reorganized for the specific purpose of acquiring the Shares and (y) has made investments prior to the date hereof, and each beneficial owner thereof has and will share in the investment in proportion to his or her ownership interest in Subscriber.

__________          True

__________          False

If the “False” line is initialed, each person participating in the entity will be required to fill out a Subscription Agreement.

Subscriber:

Subscriber Name:

By:
Signatory Name:
Signatory Title:

Date:

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